EXHIBIT 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 23

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of June 26, 2019 (Supplemental Agreement No. 23) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to reflect [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to document [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.         TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement.   The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 23.

2.         TABLES.

Table 1F is deleted in its entirety, replaced by a revised Table 1F provided hereto as Enclosure 2 and is incorporated into the Purchase Agreement by this reference. This new Table 1F reflects [*].

HAZ-PA-03791	1	SA-23

BOEING PROPRIETARY

3.         LETTER AGREEMENTS.

3.1       Letter Agreement HAZ-PA-03791-LA-1208090R8, entitled “Special Matters for 737-8 and 737-9 Aircraft,” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208090R9, entitled “Special Matters for 737-8 and 737-9 Aircraft,” which is provided as Enclosure 3 to this Supplemental Agreement No. 23, and incorporated into the Purchase Agreement.

3.2       Letter Agreement HAZ-PA-03791-LA-1208078R6, entitled “Advance Payment Matters,” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208078R7, entitled “Advance Payment Matters,” which is provided as Enclosure 4 to this Supplemental Agreement No. 23, and incorporated into the Purchase Agreement.

4.         CONTINGENCY.

This Supplemental Agreement No. 23 is contingent on Customer executing Letter Agreement No. 6-1169-MVL-057 and Supplemental Agreement No. 13 under Purchase Agreement 3659.

5.         [*]

6.         MISCELLANEOUS.

6.1       [*]

6.2       All terms used but not defined in this Supplemental Agreement No. 23 will have the same meaning as such terms have in the Purchase Agreement.

6.3       This Supplemental Agreement No. 23 will become effective upon execution and receipt by both parties of both this Supplemental Agreement No. 23 and fulfillment of the contingencies described in Article 4 on or before June 28, 2019, after which date this Supplemental Agreement No. 23 will be null and void and have no force or effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Michael Lombardi	By:	/s/ Grant Levy

Its:	Attorney‑In‑Fact	Its:	Executive Vice President

Attachments

HAZ-PA-03791	2	SA-23

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-22
1B	737-9 Block B Aircraft Information Table [*]	SA-22
1C	737-8 Block C Aircraft Information Table [*]	SA-22
1D	737-8 Block D Aircraft Information Table [*]	SA-22
1E	737-8 Block E Aircraft Information Table [*]	SA-14
1F	737-7 Block F Aircraft Information Table [*]	SA-23
1G	737-8 Block G Aircraft Information Table [*]	SA-18
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18
1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18
1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18
1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-18

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-23

BOEING PROPRIETARY

Enclosure 1

A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 [*] Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 [*] Aircraft Configuration [*]	SA-21
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R7	Advance Payment Matters	SA-23
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters

HAZ-PA-03791	ii	SA-23

BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
~~LA-1208089R1~~	[*]	SA-4
LA-1208090R9	Special Matters for 737-8 and 737-9 Aircraft	SA-23
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4
LA-1209052	Delivery Flexibility
~~LA-1300032~~	[*]	SA-4
~~LA-1400773~~	[*]	SA-4
~~LA-1401489~~	[*]	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
LA-1701714	Special Matters for 737-7 Aircraft	SA-14
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18

HAZ-PA-03791	iii	SA-23

BOEING PROPRIETARY

Enclosure 2

Table 1F To

Purchase Agreement No. PA-03791

737-7 Block F [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-7	145,000 pounds		Detail Specification:		D019A008-N (6/10/2016)
Engine Model/Thrust:			CFMLEAP - 1B21	23,000 pounds		Airframe Price Base Year/Escalation Formula:		[*]		[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:		[*]		[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Deposit per Aircraft:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	2

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 101124-1F.TXT	Boeing Proprietary	SA-23 Page 1

Enclosure 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208090R9

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:           Special Matters for 737-8 and 737-9 Aircraft

Reference:      Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                     Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1       Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]

1.2       Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for

SA-23 Page 1

BOEING PROPRIETARY

Enclosure 3

entering into a lease for the Aircraft and [*] prior to delivery of each such Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or [*] minor model and [*].  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9	737-8
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]

1.3       [*]

1.4       [*]

1.5       [*]

1.6       [*]

1.7       [*]

1.8       [*]

1.9       [*]

1.10     [*]

1.11     [*]

HAZ-PA-03791-LA-1208090R9 Special Matters for 737-8 and 737-9 Aircraft	SA-23 Page 2

BOEING PROPRIETARY

Enclosure 3

1.12     [*]

1.13     [*]

1.14     [*]

1.15     [*]

1.16     [*]

1.17     [*]

1.18     [*]

1.19     [*]

1.20     [*]

1.21     [*]

1.22     [*]

1.23     [*]

1.24     [*]

1.25     [*]

1.26     [*]

1.27     [*]

1.28     [*]

1.29     [*]

1.30     [*]

1.31     [*]

1.32     [*]

1.33     [*]

1.34     [*]

1.35     [*]

HAZ-PA-03791-LA-1208090R9 Special Matters for 737-8 and 737-9 Aircraft	SA-23 Page 3

BOEING PROPRIETARY

Enclosure 3

1.36     [*]

1.37     Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or [*].  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

2.                     Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and [*] at time of delivery and leasing the Aircraft and [*].  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.                     Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

HAZ-PA-03791-LA-1208090R9 Special Matters for 737-8 and 737-9 Aircraft	SA-23 Page 4

BOEING PROPRIETARY

Enclosure 3

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	June 26, 2019

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208090R9 Special Matters for 737-8 and 737-9 Aircraft	SA-23 Page 5

BOEING PROPRIETARY

Enclosure 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078R7

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:           Advance Payment Matters

Reference:      Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.         Deferred Advance Payment Schedule.

1.1       Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]

1.2       [*]

2.                     [*]

3.                     [*]

4.                     [*]

SA-23 Page 1

BOEING PROPRIETARY

Enclosure 4

5.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

6.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	June 26, 2019

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208078R7 Advance Payment Matters	SA-23 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

6-1169-MVL-057

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:           [*]

Attention:         Grant Levy, Executive Vice President

Reference:      (a) Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737 aircraft

[*]

This letter agreement will be interpreted under and governed by the laws of the state of Washington, U.S.A., except that Washington’s choice of law rules will not be invoked for the purpose of applying the law of another jurisdiction.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph.

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 26, 2019

AIR LEASE CORPORATION			THE BOEING COMPANY

By:	/s/ Grant Levy	By:	/s/ Michael Lombardi

Name:	Grant Levy	Name:	Michael Lombardi

Title:	Executive Vice President	Title:	Attorney-In-Fact

6-1169-MVL-057	Page 2

BOEING PROPRIETARY